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                         AMENDMENT NO. TWO TO PROMISSORY NOTE

         This Amendment No. Two (the "Amendment") dated as of August 14, 1997, is between Bank of America National Trust and Savings Association (the "Bank") and Oakley, Inc. (the "Borrower").

                                       RECITALS

         A. The Bank has made a bridge loan ("Loan") to the Borrower evidenced by a promissory note ("Note") executed by the Borrower, dated March 20, 1997, as amended, in the Maximum Loan Amount of $25,000,000.

         B. The Bank and the Borrower desire to amend the Note to extend the Maturity Date of the Loan.

                                      AGREEMENT


         1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Note.

         2. Amendment. The Note is hereby amended by substituting the date "September 2, 1997" for the date "August 15, 1997", in each case where such date appears.

         3. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Note shall remain in full force and effect.

         This Amendment is executed as of the date stated at the beginning of this Amendment.

         Bank of America National Trust and Savings Association

                                  By:___________________________

                                  Title:________________________


                                  Oakley, Inc.

                                  By:___________________________

                                  Title:________________________

                                  By:___________________________

                                  Title:________________________